Cash and Cash Equivalents And Restricted Cash	12 Months Ended
Dec. 31, 2017
Cash and cash equivalents [abstract]
Cash and cash equivalents and Restricted cash

3. Cash and cash equivalents and Restricted cash

For the purpose of the consolidated statement of financial position, cash and cash equivalents comprise the following:

	December 31,
	2017	2016
Cash on hand	-	1
Cash at banks	2,756	162
Total	2,756	163

Cash held in banks earns interest at floating rates based on daily bank deposit rates.

The fair value of cash and cash equivalents as at December 31, 2017 and 2016, was $2,756 and $163, respectively. In addition as of December 31, 2017, the Company had available $3,000 (2016: $2,565) of undrawn borrowing facilities (note 12).

                As at December 31, 2017 and 2016, the Company had pledged an amount of $210 in order to fulfil collateral requirements. The fair value of restricted cash as at December 31, 2017 and 2016, was $210 (Refer to note 12 for further details).